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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                              February 8, 2005



                      MATTHEWS INTERNATIONAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Pennsylvania                   0-9115               25-0644320
   ----------------------------     ------------------        ------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)       Identification No.)



   Two NorthShore Center, Pittsburgh, PA                       15212-5851
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip Code)



  Registrant's telephone number, including area code:       (412) 442-8200
                                                            --------------



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Item 7.01  Regulation FD Disclosure

With respect to the 2005 Proxy Statement of Matthews International Corporation filed on January 18, 2005 ("2005 Proxy Statement"), the Company is providing the following information with respect to Proposal No. 2 - Approval of Adoption of Amendments to the 1994 Director Fee Plan (the "Proposed Amended Plan"). Although all required disclosures have been provided in the 2005 Proxy Statement, this Form 8-K is being furnished to highlight some of the information previously disclosed and to provide additional information which may be of potential interest to shareholders.


Director Stock Ownership Guidelines

Upon approval of the Proposed Amended Plan, the Company intends to implement a guideline for directors to own shares in the Company's common stock with a value of at least five times the annual director fee retainer (the "Retainer"). Under the Proposed Amended Plan, the annual Retainer will be $30,000. As shown in the stock ownership table of the 2005 Proxy Statement, all but one director (who most recently joined the Board) currently exceed this guideline through direct beneficial ownership or shares held for the benefit of a director in a deferred stock compensation account.


Vesting Schedule or Mandatory Holding/Deferral Period

As disclosed in Section 11(c) of the Proposed Amended Plan, unless otherwise determined by the Nominating and Corporate Governance Committee, restricted shares awarded to a director are forfeited if the awardee terminates service as a director of the Company within two years following the grant of such restricted shares due to the voluntary resignation of the director without the consent of the Board or the removal of the director with cause. In addition, as disclosed in Section 10(D) of the Proposed Amended Plan, no stock option may be exercised prior to two years from the date of grant or after the expiration of ten years from the date of grant. Payment of shares credited to a directors deferred stock compensation account do not commence until April 1 of the year following the year such person ceases to be a director.


Mix Between Cash and Equity

As disclosed in the "New Plan Benefits" section of Proposal 2 in the 2005 Proxy Statement, the Nominating and Corporate Governance Committee has determined that, commencing in 2005, the $30,000 annual Retainer will be paid in cash (unless a director elects to receive shares of common stock) and grants of stock options to each non-employee director with a value of $40,000 will be made. The meeting fees, as disclosed in the "Description of Amended Plan" section of Proposal 2 in the 2005 Proxy Statement, will be paid in cash (unless a director elects to receive shares of deferred stock).


Retirement/Benefit and Perquisites Programs

The Company does not provide any retirement benefits and perquisites programs to any of its non-employee directors.



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Fiscal 2004 Director Fees

The following table presents the fees paid to each non-employee director in fiscal 2004:

Director			Annual Retainer		Meeting Fees
R.J. Kavanaugh		$18,000			$21,250
G.R. Mahone			$18,000			$13,250
J.P. O'Leary, Jr.		$18,000			$19,000
W.J. Stallkamp		$18,000			$21,750
J.D. Turner			$18,000			$17,000

The 2004 annual retainer was paid in shares of common stock or shares of deferred stock based on the election of each director. Meeting fees for 2004 for Mr. Kavanaugh and Mr. O'Leary were paid in shares of deferred stock in accordance with their election. All other meeting fees were paid in cash.




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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MATTHEWS INTERNATIONAL CORPORATION
                                                      (Registrant)


                                       By  Steven F. Nicola
                                           ----------------------------------
                                           Steven F. Nicola
                                           Chief Financial Officer,
                                            Secretary and Treasurer




Date: February 8, 2005